Exhibit 10(iii)(d)

EDITION OF JANUARY 1, 2000

(Inclusive of amendments through October 2007)

EXXONMOBIL EXECUTIVE LIFE INSURANCE AND

DEATH BENEFIT PLAN

Articles

1.

Participation and Coverage

2.

Levels of Insurance Coverage

3.

Payment of Benefit

4.

Designation of Beneficiary

5.

Miscellaneous

EXXONMOBIL EXECUTIVE LIFE INSURANCE AND

DEATH BENEFIT PLAN

1. Participation

1.1

Covered Executive

Each covered executive is a participant in this Plan.

1.2

Retiree

(A)

In General

Except as provided in paragraph (B) below, each person who becomes a retiree on or after the effective date, and who is a covered executive immediately prior to becoming a retiree is a participant in this Plan.  In addition, each grandfathered retiree is a participant in the Plan.

(B)

Exception

A retiree will cease to be a participant during the time the retiree is a suspended retiree.

1.3

Cessation of Participant Status

(A)

Termination of Employment

(1)

In General

Except as provided in paragraphs (2) through (4) below, a covered executive will cease to be a participant 31 days after the covered executive terminates employment without becoming a retiree.

(2)

Exception for Long Term Disability

A covered executive who terminates employment with eligibility for long-term disability benefits under the ExxonMobil Disability Plan, will cease to be a participant at the earlier of

(a)

one year after terminating employment, or

(b)

the date the person is no longer eligible for long-term disability benefits on account of ceasing to be disabled.

(3)

Exception for Coverage Provided Through Death Benefit

If, at the time a covered executive terminates employment he or she has elected to receive executive life coverage in the form of a death benefit, the covered executive will cease to be a participant on the date of such termination of employment.

(4)

Exception for Transition Severance Terminees

(a)

In General

A covered executive who terminates employment without becoming a retiree shall continue to be a participant for a period of one year from the date of such termination of employment, but only if the person is eligible for a benefit under the Exxon Transition Severance Plan, or if the Corporation, acting through its management, determines that the covered executive is otherwise eligible for such continued participation.

(b)

Termination of Provision

This paragraph (4) shall not apply to any covered executive who terminates employment after August 31, 2000.

(B)

Suspended Retirees

A retiree or grandfathered retiree will cease to be a participant during the time the person is a suspended retiree.

2. Coverage

2.1

When and How Coverage is Provided

(A)

In General

(1)

Executive Life Coverage

Executive life coverage is automatically provided to all participants other than grandfathered retirees.

(2)

Supplemental Group Life Coverage

Supplemental group life coverage is automatically provided to all participants who are grandfathered retirees.

(B)

Life Insurance or Death Benefit Option

(1)

In General

Both executive life coverage and supplemental group life coverage is automatically provided under the Plan as life insurance unless a participant elects to receive coverage in the form of a death benefit.

(2)

Election

Participants may, at any time, elect to receive executive life or supplemental group life coverage, whichever is applicable, as a death benefit, and may revoke any such election.  An election or revocation under this paragraph (2) shall be made in accordance with procedures established by the administrator.

(3)

When Election is Effective

(a)

Death Benefit

An election under paragraph (2) above to receive executive life or supplemental group life coverage as a death benefit shall become effective on the first of the month following the receipt of such election by the administrator.

(b)

Revocation of Election

A participant’s revocation of a death benefit election in favor of receiving executive life or supplemental group life coverage as life insurance becomes effective on the first of the month following the date the administrator receives notification from the insurer that the insurer has, in its discretion, approved evidence of insurability submitted by the participant.

(4)

Reinstatement of Coverage

If a participant’s executive life or supplemental group life coverage is reinstated after a period in which the participant was ineligible for coverage under section 1.3(B) above on account of becoming a suspended retiree, such coverage shall be reinstated under the option (i.e., life insurance or a death benefit) in force at the time coverage was lost.

(C)

Termination of Coverage

Executive life or supplemental group life coverage terminates for an individual on the date the individual ceases to be a participant.

2.2

Amount of Benefit

(A)

Executive Life Coverage

(1)

In General

Except as provided in paragraph (2) below, the amount of executive life coverage in effect for a participant is equal to the applicable percentage determined under the following chart multiplied by the participant’s annual base pay:

If the participant’s age is	The percentage is
Under 65	400%
65-69	350%
70-74	300%
75 and over	250%

For this purpose, a participant attains a particular age as of the first day of the month in which the person will turn such age.  In addition, a covered executive’s annual base pay is the base pay in effect at the time coverage is determined, and a retiree’s base pay is the base pay in effect for the person immediately before the person became a retiree.

(2)

Transition Severance Terminees

The amount of executive life coverage in effect for a person who is a participant solely on account of section 1.3(A)(4) above relating to transition severance terminees is 200% of the person’s annual base pay in effect immediately before the person’s termination of employment.

(B)

Supplemental Group Life Coverage

Supplemental Group Life Coverage is provided

(1)

during retirement to all grandfathered retirees, and

(2)

during employment to those persons who become grandfathered retirees after the effective date.

The amount of supplemental group life coverage in effect for a grandfathered retiree is equal to the amount of coverage in effect for the person under the provisions of the Supplemental Group Life Insurance Plan or Supplemental Group Death Benefit Plan (as such plans existed on December 31, 1999) as of the later of December 31, 1999 or the date the person retires.  The amount of supplemental group life coverage in effect during employment for a person who becomes a grandfathered retiree after the effective date is the amount of coverage to which they are entitled under the terms of the Supplemental Group Life Insurance Plan or Supplemental Group Death Benefit Plan (as such plans existed on December 31, 1999).

3. Payment of Benefit

3.1

Conditions for Payment of Benefit

If a participant dies while executive life or supplemental group life coverage for that participant is in effect, then the amount of coverage then in effect for the participant becomes payable; provided, that proof of death satisfactory to the insurer must be provided before any benefit becomes payable as life insurance.

3.2

Form of Payment

A benefit payable under Section 3.1 above upon a participant’s death shall be paid in a lump sum.

3.3

Source of Payment

(A)

Life Insurance

Executive life and supplemental group life coverage in the form of life insurance shall be provided through one or more policies of insurance issued by an insurer selected by the Corporation, and any executive life or supplemental group life benefit payable as insurance shall be paid pursuant to such policy or policies.

(B)

Death Benefit

Any executive life or supplemental group life benefit payable as a death benefit shall be paid from the general assets of the Corporation.

3.4

To Whom Paid

A benefit payable under Section 3.1 above upon a participant’s death shall be paid as follows:

(A)

If a beneficiary designation is in effect at the time of the participant’s death, the benefit shall be paid in accordance with such designation.

(B)

If no beneficiary designation is in effect, the benefit shall be paid to the first of the following groups that has at least one member that survives the participant:

(1)

The participant’s spouse.

(2)

The participant’s children.  In this event, the benefit will be divided equally among the children who survive the participant as well as the children who die before the participant leaving children of their own who survive the participant.  In the case of a participant's child who dies before the participant leaving children of his or her own who survive the participant, such child’s share shall be divided equally among his or her surviving children.

(3)

The participant’s parents.  In this event, the benefit will be divided equally among the parents if they both survive the participant.

(4)

The participant’s brothers and sisters.  In this event, the benefit will be divided equally among the brothers and sisters who survive the participant as well as the brothers and sisters who die before the participant leaving children of their own who survive the participant.  In the case of a brother or sister who dies before the participant leaving children of his or her own who survive the participant, such brother or sister’s share shall be divided equally among his or her surviving children.

(5)

The participant’s executors or administrators.

For purposes of this Paragraph (B), a spouse of a participant shall include only someone who is the legal spouse of the participant, and a child, parent, brother, or sister of a participant shall include only someone who is a legitimate blood relative of the participant or whose relationship with the participant is established by virtue of a legal adoption.

4. Designation of Beneficiary

4.1

Designation

A participant may designate one or more beneficiaries to receive the payment of benefits upon the death of the participant, or may at any time change or cancel a previously made beneficiary designation.

4.2

Forms and Submission

Any beneficiary designation or change or cancellation thereof shall be made on such forms and in such manner as is satisfactory to the insurer.  No beneficiary designation or change or cancellation thereof shall become effective until received by the insurer or its designated agent.

4.3

Designation Made Under Prior Plans

Any beneficiary designation made by a participant under the Supplemental Group Life Insurance Plan or Supplemental Death Benefit Plan that remains in effect on December 31, 1999, shall continue to be valid under this Plan on and after the effective date until and unless properly superceded.

5. Miscellaneous

5.1

Plan Funding

The funding for executive life and supplemental group life coverage, including the funding of premiums under any life insurance policy issued in connection with such coverage, shall be paid for by the Corporation; no participant contributions will be required or permitted.

5.2

Assignment of Insurance

(A)

Assignment

A participant may assign to another owner the participant's interest in his or her executive life or supplemental group life coverage provided in the form of life insurance.  Such assignment shall be made on such forms and in such manner as is acceptable to the administrator and the insurer.

(B)

Effect of Assignment

(1)

In General

When an assignment of a participant’s coverage is in effect as described in paragraph (A) above, then, except as provided in paragraph (2) below, the participant’s assignee shall have the right to take all actions under the terms of this Plan with respect to such coverage that the participant would otherwise have the right to take, including, without limitation, the right to designate a beneficiary.

(2)

Exception

An assignee shall not have the right under this Plan to elect to receive executive life or supplemental group life coverage as a death benefit under section 2.1(B)(2) above or to revoke an already existing election.

(C)

Assignment Under Prior Plan

Any assignment of coverage made by a participant under the Supplemental Group Life Insurance Plan shall continue to be valid under this Plan with respect to executive life and supplemental group life coverage.

5.3

Amendment and Termination

The Corporation at any time, by action of any duly authorized officer, may amend or terminate this Plan in whole or in part.

5.4

Responsibilities and Authority of Administrator

The administrator shall fulfill all duties and responsibilities of a “plan administrator” required by the Employee Retirement Income Security Act of 1974, as amended.  The administrator shall have the authority to control and manage the operation and administration of this Plan, including, without limitation:

(A)

discretionary and final authority to determine eligibility and to administer this Plan in its application to each participant and beneficiary; and

(B)

discretionary and final authority to interpret this Plan, in whole or in part, including but not limited to, exercising such authority in conducting a full and fair review, with such interpretation being conclusive for all participants and beneficiaries under this Plan.

5.5

Claim Appeal Process

(A)

Submission of Appeal

In the event a claim for benefits is denied, the claimant has the right to appeal to the administrator.  A written request to review a denied claim must be received by the administrator within 90 days after the claim denial.  The request may state the reasons the claimant believes he or she is entitled to Plan benefits, and may be accompanied by supporting information and documentation for the administrator’s consideration.

 (B)

Decision

The administrator shall decide appeals in accordance with the administrator’s fiduciary authority set out in section 5.4 above.  Appeal decisions will be made within 60 days of the receipt of the claim by the administrator unless special circumstances warrant an extension of time.  If an extension of time is required, the administrator will notify the claimant of the extension.  In all cases, the decision will be made no later than 120 days after the receipt of the claim by the administrator.  The appeal decision shall be in writing, specify the reasons for the decision, and refer to the relevant Plan provision(s) on which the decision is based.

5.6

Definitions

The following terms shall have the following meanings ascribed to them:

(A)

“Administrator” means the Manager, Compensation and Executive Plans, Human Resources Department, Exxon Mobil Corporation.

(B)

“Corporation” means Exxon Mobil Corporation.

(C)

“Covered Employee” has the meaning set out in the ExxonMobil Benefit Plans Common Provisions.

(D)

“Covered Executive” means a covered employee who has a classification level of 35 or higher; provided, however, that the group of covered executives shall be frozen as of September 30, 2007, and no individual shall become a covered executive on or after October 1, 2007.

(E)

“Effective Date” means January 1, 2000.

(F)

“Grandfathered retiree” means a person who

(1)

became a retiree prior to the effective date, and was covered under the Supplemental Group Life Insurance Plan or Supplemental Death Benefit Plan immediately prior to the effective date, or who

(2)

becomes a retiree after the effective date after having been given the opportunity to elect and having elected continued coverage under the Supplemental Group Life Insurance Plan or Supplemental Death Benefit Plan.

(G)

"Insurer" means the insurance company that is the issuer of the policy of insurance described in section 3.3(A) above.

(H)

“Participant” means a covered executive, retiree, or grandfathered retiree, as the context requires.

 (I)

“Retiree”

(1)

In General

“Retiree” has the meaning set out in the ExxonMobil Benefit Plans Common Provisions.

(2)

Transition Severance Cases

(a)

Treatment as Covered Annuitant

Solely for purposes of this Plan, a person who is described in paragraph (b) below shall be treated as if he or she were a retiree.

(b)

Eligibility

A person is described in this paragraph (b) if the person

(i)

terminates employment as a covered executive;

(ii)

is at least 50 years old by the end of the month in which the termination of employment occurs;

(iii)

has at least 10 years of benefit plan service (as defined in the ExxonMobil Benefit Plans Common Provisions) at the time of the termination of employment; and

(iv)

upon termination of employment receives a benefit under the Exxon Transition Severance Plan.

(c)

Termination of Provision

This paragraph (2) shall not apply to any person who fails to meet the eligibility requirements set out in paragraph (b) above on or before August 31, 2000.

(J)

"Suspended retiree"

(1)

In General

"Suspended Retiree" means a person who becomes a retiree by virtue of being incapacitated within the meaning of the ExxonMobil Disability Plan and commences long-term disability benefits under such Plan, but whose benefits under such Plan thereafter cease by virtue of

(a)

the person no longer being incapacitated, or

(b)

the person's failure to report non-rehabilitative employment.

(2)

Period

A person remains a suspended retiree until the earlier of (1) the date the person attains age 55, or (2) the date the person commences his or her benefit or receives a lump-sum settlement under the ExxonMobil Pension Plan, at which time the person is again considered a retiree.